LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL BOND FUND

December 1, 1999

Dear Shareholder:

The fiscal year ending October 31, 1999, was a volatile one for bonds and for the J.P. Morgan Institutional Bond Fund. We are pleased to report, however, that the fund provided a solid total return of 0.03% for the fiscal year under review. The fund's performance lagged the 0.49% returned by its benchmark, the Salomon Smith Barney Broad Investment Grade Bond Index. However, the fund outperformed its competitors, as measured by the Lipper Intermediate Investment Grade Debt Funds Average, which returned -0.07% for the year.

The fund's net asset value decreased from $10.10 per share on October 31, 1998, to $9.41 per share on October 31, 1999, after paying approximately $0.57 per share in dividends from ordinary income, approximately $0.08 per share from short-term capital gains, and approximately $0.04 per share from long-term capital gains. The fund's net assets stood at approximately
$1.0 billion at the end of the fiscal year. The net assets of the portfolio, in which the fund invests, totaled approximately $1.6 billion on October 31, 1999.

The report that follows includes an interview with William G. Tennille, a member of the portfolio management team for The U.S. Fixed Income Portfolio. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS...........1    FUND FACTS AND HIGHLIGHTS...........5

FUND PERFORMANCE ....................2    FINANCIAL STATEMENTS ...............8

PORTFOLIO MANAGER Q&A................3

--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $5,000,000 (the minimum investment in the fund). The chart at right shows that $5,000,000 invested on October 31, 1989,* would have grown to $10,287,690 on October 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $5,000,000 OVER 10 YEARS*
OCTOBER 31, 1989 - OCTOBER 31, 1999

[GRAPH]

                                    LIPPER INTERMEDIATE INVESTMENT
              JPM INST. BOND               GRADE FUND INDEX                BENCHMARK FOR INST'L
10/31/89         5,000,000                      5,000,000                       5,000,000
11/30/89         5,041,092                      5,031,000                       5,047,256
12/31/89         5,062,746                      5,035,025                       5,059,700
 1/31/90         5,054,017                      4,980,647                       5,002,048
 2/28/90         5,136,546                      4,988,616                       5,011,026
 3/31/90         5,154,186                      4,990,112                       5,021,265
 4/30/90         5,134,099                      4,953,185                       4,976.845
 5/31/90         5,225,167                      5,075,034                       5,118,613
 6/30/90         5,284,165                      5,144,562                       5,202,256
 7/31/90         5,349,560                      5,211,955                       5,276,290
 8/31/90         5,531,133                      5,146,806                       5,207,769
 9/30/90         5,379,034                      5,154,526                       5,253,135
10/31/90         5,440,121                      5,177,206                       5,319,136
11/30/90         5,517,362                      5,266,254                       5,433,022
12/31/90         5,573,795                      5,331,556                       5,519,501
 1/31/91         5,624,717                      5,385,404                       5,586,289
 2/28/91         5,656,082                      5,451,106                       5,622,992
 3/31/91         5,700,945                      5,504,527                       5,664,734
 4/30/91         5,756,615                      5,574,985                       5,733,098
 5/31/91         5,794,297                      5,605,647                       5,765,705
 6/30/91         5,803,621                      5,607,329                       5,766,492
 7/31/91         5,853,863                      5,675,178                       5,847,458
 8/31/91         5,932,421                      5,798,329                       5,970,323
 9/30/91         6,034,786                      5,905,598                       6,095,079
10/31/91         6,068,371                      5,967,016                       6,157,457
11/30/91         6,130,075                      6,026,687                       6,215,582
12/31/91         6,323,702                      6,201,461                       6,401,613
 1/31/92         6,208,052                      6,135,105                       6,319,703
 2/29/92         6,240,114                      6,167,007                       6,360,815
 3/31/92         6,212,725                      6,150,357                       6,327,421
 4/30/92         6,244,797                      6,187,259                       6,375,622
 5/31/92         6,357,168                      6,293,680                       6,492,187
 6/30/92         6,465,649                      6,383,679                       6,584,494
 7/31/92         6,617,331                      6,534,334                       6,714,605
 8/31/92         6,681,219                      6,592,490                       6,789,112
 9/30/92         6,776,792                      6,677,533                       6,868,187
10/31/92         6,635,496                      6,572,695                       6,778,716
11/30/92         6,619,443                      6,566,780                       6,781,394
12/31/92         6,736,611                      6,666,595                       6,886,775
 1/31/93         6,874,367                      6,799,927                       7,026,180
 2/28/93         6,989,870                      6,933,885                       7,145,580
 3/31/93         7,012,323                      6,967,168                       7,173,776
 4/30/93         7,071,853                      7,015,938                       7,230,483
 5/31/93         7,072,598                      7,016,640                       7,235,051
 6/30/93         7,211,996                      7,152,061                       7,372,409
 7/31/93         7,255,769                      7,191,397                       7,414,624
 8/31/93         7,386,504                      7,331,630                       7,541,585
 9/30/93         7,415,091                      7,359,490                       7,566,946
10/31/93         7,438,821                      7,388,192                       7,590,732
11/30/93         7,374,952                      7,320,220                       7,527,251
12/31/93         7,409,028                      7,359,750                       7,569,624
 1/31/94         7,507,731                      7,456,162                       7,671,854
 2/28/94         7,380,298                      7,318,969                       7,544,421
 3/31/94         7,232,877                      7,154,292                       7,357,287
 4/30/94         7,168,117                      7,085,611                       7,301,840
 5/31/94         7,180,251                      7,074,274                       7,301,210
 6/30/94         7,155,688                      7,059,418                       7,285,615
 7/31/94         7,285,073                      7,168,133                       7,423,603
 8/31/94         7,292,382                      7,183,903                       7,431,951
 9/30/94         7,206,053                      7,099,133                       7,324,838
10/31/94         7,191,532                      7,087,774                       7,317,749
11/30/94         7,168,387                      7,067,220                       7,298,374
12/31/94         7,210,445                      7,103,969                       7,354,136
 1/31/95         7,331,540                      7,219,054                       7,506,301
 2/28/95         7,498,597                      7,373,541                       7,681,621
 3/31/95         7,558,459                      7,420,732                       7,726,199
 4/30/95         7,666,417                      7,521,654                       7,831,737
 5/31/95         7,984,325                      7,793,186                       8,142,367
 6/30/95         8,034,679                      7,843,062                       8,199,389
 7/31/95         8,003,801                      7,823,454                       8,182,849
 8/31/95         8,104,090                      7,911,859                       8,276,731
 9/30/95         8,187,358                      7,985,440                       8,354,389
10/31/95         8,306,023                      8,085,258                       8,466,070
11/30/95         8,423,222                      8,200,068                       8,597,914
12/31/95         8,538,557                      8,307,489                       8,716,685
 1/31/96         8,597,795                      8,356,503                       8,776,070
 2/29/96         8,436,230                      8,212,772                       8,626,741
 3/31/96         8,386,241                      8,155,282                       8,564,363
 4/30/96         8,327,699                      8,105,535                       8,501,355
 5/31/96         8,304,045                      8,091,756                       8,496,629
 6/30/96         8,408,628                      8,184,002                       8,606,421
 7/31/96         8,418,929                      8,202,006                       8,629,733
 8/31/96         8,410,664                      8,193,804                       8,617,289
 9/30/96         8,551,219                      8,331,460                       8,767,248
10/31/96         8,739,029                      8,500,589                       8,964,463
11/30/96         8,873,902                      8,642,549                       9,112,060
12/31/96         8,820,061                      8,567,359                       9,032,040
 1/31/97         8,858,680                      8,593,917                       9,066,851
 2/28/97         8,887,927                      8,617,980                       9,076,933
 3/31/97         8,789,693                      8,524,906                       8,985,414
 4/30/97         8,912,054                      8,636,582                       9,113,477
 5/31/97         8,998,687                      8,713,448                       9,199,483
 6/30/97         9,113,148                      8,811,910                       9,309,117
 7/31/97         9,349,922                      9,044,544                       9,561,149
 8/31/97         9,270,715                      8,963,144                       9,479,239
 9/30/97         9,407,329                      9,093,109                       9,618,644
10/31/97         9,506,709                      9,199,499                       9,756,789
11/30/97         9,540,934                      9,226,177                       9,802,470
12/31/97         9,639,147                      9,311,058                       9,902,495
 1/31/98         9,750,118                      9,433,033                      10,029,771
 2/28/98         9,753,547                      9,420,770                      10,022,525
 3/31/98         9,805,988                      9,455,627                      10,062,063
 4/30/98         9,848,894                      9,495,340                      10,113,887
 5/31/98         9,941,022                      9,580,798                      10,210,604
 6/30/98        10,011,797                      9,650,738                      10,294,720
 7/31/98        10,032,247                      9,667,144                      10,316,458
 8/31/98        10,143,524                      9,780,250                      10,474,765
 9/30/98        10,365,469                      9,991,503                      10,721,599
10/31/98        10,284,826                      9,910,572                      10,673,083
11/30/98        10,336,128                      9,964,089                      10,731,838
12/31/98        10,365,967                     10,000,956                      10,765,232
 1/31/99        10,427,126                     10,062,962                      10,844,937
 2/28/99        10,236,730                      9,878,810                      10,654,811
 3/31/99        10,330,338                      9,949,938                      10,715,771
 4/30/99        10,381,520                      9,981,777                      10,751,370
 5/31/99        10,252,998                      9,875,971                      10,652,920
 6/30/99        10,185,624                      9,839,429                      10,616,218
 7/31/99        10,149,691                      9,805,975                      10,574,160
 8/31/99        10,132,884                      9,790,286                      10,566,442
 9/30/99        10,225,534                      9,889,168                      10,692,931
10/31/99        10,287,690                      9,902,024                      10,725,380

PERFORMANCE                             TOTAL RETURNS               AVERAGE ANNUAL TOTAL RETURNS
                                        -----------------------     -----------------------------------
                                        THREE       SIX             ONE         FIVE        TEN
AS OF OCTOBER 31, 1999                  MONTHS      MONTHS          YEAR        YEARS       YEARS*
---------------------------------------------------------------     -----------------------------------
J.P. Morgan Inst. Bond Fund             1.36%       -0.90%          0.03%       7.42%       7.48%
Salomon Smith Barney Broad
   Investment Grade Bond Index**        1.43%       -0.24%          0.49%       7.95%       7.93%
Lipper Intermediate Investment
   Grade Debt Funds Average             0.98%        0.78%         -0.07%       6.94%       7.18%

AS OF SEPTEMBER 30, 1999
---------------------------------------------------------------     -----------------------------------
J.P. Morgan Inst. Bond Fund             0.39%       -1.01%         -1.35%       7.25%       7.60%
Salomon Smith Barney Broad
   Investment Grade Bond Index**        0.72%       -0.21%         -0.27%       7.86%       8.16%
Lipper Intermediate Investment
   Grade Debt Funds Average             0.49%       -0.61%         -1.01%       6.89%       7.32%

*PERFORMANCE PRIOR TO 7/26/93 (INCEPTION DATE OF THE FUND) REFLECTS THE HISTORICAL PERFORMANCE OF THE J.P. MORGAN BOND FUND, WHICH HAD A HIGHER EXPENSE RATIO. THE FUND'S AVERAGE ANNUAL TOTAL RETURN FROM THE INCEPTION DATE ON 7/26/93 THROUGH 10/31/99 IS 5.83%.

**THE SALOMON SMITH BARNEY BROAD INVESTMENT GRADE BOND INDEX IS AN UNMANAGED, MARKET-WEIGHTED INDEX THAT CONTAINS APPROXIMATELY 4,700 INDIVIDUALLY PRICED INVESTMENT-GRADE BONDS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with WILLIAM G. TENNILLE, vice president and member of the portfolio management team for The U.S. Fixed Income Portfolio, in which the fund invests. Bill joined Morgan in 1992 and has extensive experience across a broad range of markets, including mortgage securities and derivatives. This interview was conducted on November 15, 1999, and reflects Bill's views on that date.

WHAT FACTORS HAVE MOST INFLUENCED THE FIXED INCOME MARKETS OVER THE PAST TWELVE MONTHS?

WT: The past year has been a volatile one for the financial markets and has kept the U.S. Federal Reserve on its toes. The crises that plagued the global economy from August through October last year prompted the Fed to act three times in the last four months of 1998, lowering the federal funds rate 75 basis points to 4.75%. These actions helped keep the global economy on an even keel and promoted growth within the U.S. economy. The Fed then found itself with an economy growing above trend, albeit with benign inflation and subdued wage pressures. In an effort to slow growth and create a "soft landing" the Fed raised rates twice during the summer (in June and August), and then again at the November FOMC meeting, bringing the fed funds rate back up to 5.50%. The Fed remains anxious that the economy, should it continue at above-trend growth, may reach levels at which it would no longer be able to contain price pressures.

At the same time that the Fed is tightening monetary policy, a liquidity crunch is developing. Market makers, leery of taking risks following last fall's crises, have dramatically reduced their inventories. In addition, there is a general undercurrent of "what if Y2K really is a problem" that has both investors and issuers heading for the sidelines for the remainder of the year. Many issuers have front-loaded issuance, coming to market earlier in the year, while others have set maturities for late January into February to avoid potential year-end complications. This is happening in the context of a somewhat longer-term trend: because of the budget surplus, the Treasury has been able and will continue to reduce issuance. The third trend that has had a significant impact has been a tiering in the market. Issues that are $500 million and larger trade relatively easily at small price spreads, while most, if not all, smaller issues trade infrequently at wider spreads. We expect some amelioration of the liquidity and tiering conditions after the coming (safe) passage through Y2K.

HOW DID THE PORTFOLIO PERFORM DURING THAT TIME?

WT: In the fiscal year just ended, we benefited from the narrowing of spreads in late-1998 into early-1999, but lost some ground in the spring when spreads began widening again in anticipation of Fed rate hikes. During June, the markets were quite volatile as the Fed first raised the fed funds rate. In the latter half of the period, performance benefited as we increased our holdings in spread sectors; poor liquidity held spreads at wider levels than normal. In the past quarter, the market noticeably calmed down, which produced better results in most of the spread sectors, the exception being high-yield corporate debt, which struggled all year in sympathy with the equity markets.

The 12-month period ended October 31 was, again, one of significant changes and disruptions in the bond markets. We believe that the global markets are, at last, recovered to a point where volatility should diminish to more "normal" levels, thereby allowing the markets to return to business as usual.

WHAT DO YOU SEE AHEAD FOR THESE MARKETS? HOW WILL YOU POSITION THE PORTFOLIO AS A RESULT?

WT: The Fed is caught in an interesting position: it has to provide liquidity at a time when it must also raise interest rates to dampen growth. The Fed will be adding liquidity over year-end through a currency facility, a bank loan facility (through the discount loan window), and a temporarily expanded repo facility. In addition to the accommodative actions of the Fed, the Treasury is issuing cash management bills over the year-end and Fannie Mae has instituted weekly 3- and 6-month auctions. At this point, we anticipate demand to outstrip supply, driving down the yields on these securities. Although the most recent Fed completes the take-back of last year's easings, we still expect some further rate increases in the next few months. While wage pressures may still be in check, the size of the current account deficit and the weakening dollar, and, of course, the continued strength of the economy, are concerns for the Fed.

We believe that post Y2K - from which we expect little or no long-term impact - liquidity will return to the bond markets, albeit with some modest spread widening, as bond issuance picks up in the new year. Recently, demand has been outpacing supply, and unless we see a sharp decline in the world's economies, we would expect the demand for bonds to be there. European and Asian economies have rebounded along with the U.S. and Latin America, and we believe the demand from European investors for investment-grade fixed income products, which shot up over the past two years, will continue apace.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Bond Fund seeks to provide a high total return consistent with moderate risk of capital. It is designed for investors who seek a total return that is higher than that generally available from short-term obligations while recognizing the greater price fluctuation of longer-term instruments.


--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
7/26/93

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/99
$1,041,329,930

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/99
$1,598,121,679

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99

EXPENSE RATIO
The fund's current expense ratio of 0.50% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1999

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-    U.S. AGENCY OBLIGATIONS 31.8%
     SHORT-TERM INVESTMENTS 29.7%

-    CORPORATE OBLIGATIONS 15.0%

-    CMOs 11.8%

-    U.S. TREASURY OBLIGATIONS 5.4%

-    FOREIGN GOVERNMENTS 3.1%

-    PRIVATE PLACEMENTS 2.2%
     CONVERTIBLE PREFERRED STOCK 0.7%

-    CERTIFICATES OF DEPOSIT 0.2%

-    CONVERTIBLE BONDS 0.1%

30-DAY SEC YIELD
6.07%*

DURATION
4.8 years

QUALITY BREAKDOWN
AAA**       77%
AA           2%
A           10%
Other       11%

*YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN LOWER.

**INCLUDES U.S. GOVERNMENT AGENCY, TREASURY OBLIGATIONS, AND REPURCHASE AGREEMENTS.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                  THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Fixed Income Portfolio
  ("Portfolio"), at value                          $1,062,846,016
Receivable for Shares of Beneficial Interest Sold         150,169
Receivable for Expense Reimbursements                       8,218
Prepaid Trustees' Fees                                      2,736
Prepaid Expenses and Other Assets                           5,130
                                                   --------------
    Total Assets                                    1,063,012,269
                                                   --------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                             18,918,861
Dividends Payable to Shareholders                       2,571,884
Shareholder Servicing Fee                                  88,570
Administrative Services Fee Payable                        22,280
Administration Fee Payable                                  1,188
Fund Services Fee Payable                                     596
Accrued Expenses                                           78,960
                                                   --------------
    Total Liabilities                                  21,682,339
                                                   --------------
NET ASSETS
Applicable to 110,633,611 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $1,041,329,930
                                                   ==============
Net Asset Value, Offering and Redemption Price
  Per Share                                                 $9.41
                                                             ----
                                                             ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $1,084,342,423
Undistributed Net Investment Income                     1,008,699
Accumulated Net Realized Loss on Investment           (27,073,668)
Net Unrealized Depreciation of Investment             (16,947,524)
                                                   --------------
    Net Assets                                     $1,041,329,930
                                                   ==============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                      $ 65,941,478
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $7,946)                                      1,475,191
Allocated Portfolio Expenses                                     (3,778,746)
                                                               ------------
    Net Investment Income Allocated from
      Portfolio                                                  63,637,923
FUND EXPENSES
Shareholder Servicing Fee                          $1,050,038
Administrative Services Fee                           272,572
Registration Fees                                      54,938
Transfer Agent Fees                                    21,755
Fund Services Fee                                      21,558
Professional Fees                                      19,889
Administration Fee                                     15,719
Printing Expenses                                      15,170
Trustees' Fees and Expenses                            11,372
Miscellaneous                                          36,660
                                                   ----------
    Total Fund Expenses                             1,519,671
Less: Reimbursement of Expenses                       (73,381)
                                                   ----------
NET FUND EXPENSES                                                 1,446,290
                                                               ------------
NET INVESTMENT INCOME                                            62,191,633
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     (27,022,152)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                           (35,531,858)
                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $   (362,377)
                                                               ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    62,191,633   $    58,716,828
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                       (27,022,152)       12,631,804
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                            (35,531,858)        2,974,155
                                                   ---------------   ---------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           (362,377)       74,322,787
                                                   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (62,215,212)      (58,731,284)
Net Realized Gain                                      (12,005,693)       (5,896,229)
                                                   ---------------   ---------------
    Total Distributions to Shareholders                (74,220,905)      (64,627,513)
                                                   ---------------   ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       480,233,149       271,326,921
Reinvestment of Dividends and Distributions             43,213,102        36,478,657
Cost of Shares of Beneficial Interest Redeemed        (408,943,673)     (228,144,354)
                                                   ---------------   ---------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                              114,502,578        79,661,224
                                                   ---------------   ---------------
    Total Increase in Net Assets                        39,919,296        89,356,498
NET ASSETS
Beginning of Fiscal Year                             1,001,410,634       912,054,136
                                                   ---------------   ---------------
End of Fiscal Year (including undistributed net
  investment income of $1,008,699 and $773,443,
  respectively)                                    $ 1,041,329,930   $ 1,001,410,634
                                                   ===============   ===============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                          FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------
                                                      1999        1998       1997      1996      1995
                                                   ----------  ----------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF YEAR                 $    10.10  $    10.01  $   9.84  $   9.98  $   9.23
                                                   ----------  ----------  --------  --------  --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.57        0.64      0.65      0.61      0.63
Net Realized and Unrealized Gain (Loss) on
  Investment                                            (0.57)       0.15      0.18     (0.11)     0.75
                                                   ----------  ----------  --------  --------  --------
Total from Investment Operations                           --        0.79      0.83      0.50      1.38
                                                   ----------  ----------  --------  --------  --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (0.57)      (0.63)    (0.64)    (0.61)    (0.63)
Net Realized Gain                                       (0.12)      (0.07)    (0.02)    (0.03)       --
                                                   ----------  ----------  --------  --------  --------
Total Distributions to Shareholders                     (0.69)      (0.70)    (0.66)    (0.64)    (0.63)
                                                   ----------  ----------  --------  --------  --------

NET ASSET VALUE, END OF YEAR                       $     9.41  $    10.10  $  10.01  $   9.84  $   9.98
                                                   ==========  ==========  ========  ========  ========

RATIOS AND SUPPLEMENTAL DATA
Total Return                                             0.03%       8.18%     8.78%     5.21%    15.50%
Net Assets, End of Year (in thousands)             $1,041,330  $1,001,411  $912,054  $836,066  $438,610
Ratio to Average Net Assets
  Net Expenses                                           0.50%       0.49%     0.50%     0.50%     0.47%
  Net Investment Income                                  5.92%       6.32%     6.59%     6.28%     6.62%
  Expenses without Reimbursement                         0.51%       0.50%     0.50%     0.53%     0.52%

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Bond Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust"), which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on July 26, 1993.

The fund invests all of its investable assets in The U.S. Fixed Income Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (66% at October 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes. The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) The Fund accounts for and reports distribution to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to increase Undistributed Net Investment Income by $258,835, decrease Paid-in Capital

J.P. MORGAN INSTITUTIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      by $1,371 and increase Accumulated Net Realized Loss on Investment by $257,464. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

   g) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1999 of $26,404,085, all of which expires in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $15,719.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1999, the fee for these services amounted to $272,572.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than
      0.50 % of the average daily net assets of the fund through February 28, 2001. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of J.P. Morgan. For the fiscal year ended October 31, 1999, J.P. Morgan has agreed to reimburse the fund $73,381 for the expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The Agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended October 31, 1999, the fee for these services amounted to $1,050,038.

J.P. MORGAN INSTITUTIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $21,558 for the fiscal year ended October 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $4,100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
Shares sold......................................       49,431,842        27,037,802
Reinvestment of dividends and distributions......        4,432,438         3,640,246
Shares redeemed..................................      (42,354,105)      (22,702,092)
                                                   ---------------   ---------------
Net Increase.....................................       11,510,175         7,975,956
                                                   ===============   ===============

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and the portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at October 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional Bond Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional Bond Fund (one of the series constituting part of J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

The U.S. Fixed Income Portfolio

Annual Report October 31, 1999

(The following pages should be read in conjunction with J.P. Morgan Institutional Bond Fund
Annual Financial Statements)

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
   PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
---------------   -------------------------------------------------  ------------  ---------------
CERTIFICATES OF DEPOSIT - FOREIGN (0.2%)
CANADA (0.2%)
$    4,000,000    Canadian Imperial Bank of Commerce, 6.200% due
                    08/01/00
                    (cost $4,000,292)..............................    Aa3/AA-     $    3,991,240
                                                                                   --------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (15.6%)
AIRLINES (0.2%)
     3,000,000    Continental Airlines, Inc., Series 1999-2, Class
                    C-1, 7.730% due 09/15/12.......................    Baa1/A-          2,951,700
                                                                                   --------------

FINANCIAL SERVICES (15.4%)
     1,858,395    American Southwest Financial Corp., Support Bond,
                    Series 60, Class D, 8.900% due 03/01/18........     NR/AAA          1,861,871
     2,253,150    Bear Stearns Structured Securities Inc.,
                    Sequential Payer, Series 1997-2,
                    Class 1A5, (144A), 7.000% due 08/25/36.........     Aaa/NR          2,109,864
     1,883,044    Chase Commercial Mortgage Securities Corp.,
                    Sequential Payer,
                    Series 1998-2, Class A1, 6.025% due 08/18/07...     NR/AAA          1,808,645
     2,000,000    Chase Commercial Mortgage Securities Corp.,
                    Subordinated Bond,
                    Series 1996-2, Class F, (144A), 6.900% due
                    11/19/06.......................................     NR/NR           1,600,000
    30,000,000    Chase Manhattan Bank - First Union National,
                    Sequential Payer,
                    Series 1999-1, Class A2, 7.439% due 07/15/09...     NR/AAA         30,431,250
       650,000    Citibank Credit Card Master Trust I, Subordinated
                    Bond, PO, Series 1997-6, Class A, 6.868% (y)
                    due 08/15/06...................................    Aaa/AAA            470,229
     1,405,000    Citibank Credit Card Master Trust I, Subordinated
                    Bond, Series 1999-2,
                    Class B, 6.150% due 03/10/11...................      A2/A           1,280,742
     2,350,000    COMM, Sequential Payer, Series 1999-1, Class A2,
                    6.455% due 09/15/08............................     Aaa/NR          2,219,363
    11,500,000    Commercial Mortgage Acceptance Corp.,
                    Subordinated Bond, CSTR,
                    Series 1997-ML1, Class C, 6.774% due
                    12/15/07.......................................      A2/A          10,818,510
       901,122    Countrywide Home Loans, Sequential Payer, Series
                    1997-4, Class A, 8.000% due 08/25/27...........     Aaa/NR            899,148
       983,105    CS First Boston Mortgage Securities Corp.,
                    Sequential Payer,
                    Series 1997-C2, Class A1, 6.400% due
                    02/17/04.......................................    Aaa/AAA            969,280
     5,089,000    CS First Boston Mortgage Securities Corp.,
                    Subordinated Bond,
                    Series 1997-C2, Class B, 6.720% due 11/17/07...     Aa2/NR          4,780,479
    30,171,816    First Nationwide Trust, Sequential Payer, Series
                    1999-4, Class 3PA1, 6.500% due 10/19/29........     NR/AAA         28,521,795
    52,905,000    First Union-Lehman Brothers-Bank of America,
                    Sequential Payer,
                    Series 1998-C2, Class A2, 6.560% due
                    11/18/08.......................................    Aaa/AAA         50,377,437
     1,000,000    Green Tree Financial Corporation, Sequential
                    Payer, Series 1996-5, Class A5, 7.450% due
                    07/15/27.......................................    Aaa/AAA          1,004,680
     1,500,000    J.P. Morgan Commercial Mortgage Finance Corp.,
                    Subordinated Bond, CSTR, Series 1996-C2, Class
                    E, (144A), 8.541% due 11/25/27 (v).............     NR/BB           1,286,484
    15,000,000    MBNA Master Credit Card Trust, Subordinated Bond,
                    Series 1999-J, Class B, 7.400% due 02/15/12....     A2/A+          15,066,300

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
---------------   -------------------------------------------------  ------------  ---------------
FINANCIAL SERVICES (CONTINUED)
$    2,223,979    Merrill Lynch Mortgage Investors, Inc.,
                    Subordinated Bond, CSTR,
                    Series 1995-C2, Class E, (144A), 7.878% due
                    06/15/21 (v)...................................     Ba2/NR     $    2,033,204
     2,000,000    Merrill Lynch Mortgage Investors, Inc.,
                    Subordinated Bond, Series 1997-C1, Class F,
                    7.120% due 06/18/29 (v)........................     NR/BB           1,369,687
     8,108,636    Midland Realty Acceptance Corp., Sequential
                    Payer, Series 1996-C2,
                    Class A1, 7.020% due 01/25/29..................     Aaa/NR          8,059,224
     1,224,117    Morgan Stanley Capital I, Inc., Sequential Payer,
                    Series 1997-XL1, Class A1, 6.590% due
                    10/03/30.......................................    Aaa/AAA          1,210,345
    12,000,000    Morgan Stanley Capital I, Inc., Sequential Payer,
                    Series 1998-WF2, Class A2, 6.540% due
                    05/15/08.......................................     NR/NR          11,499,375
     2,350,000    Morgan Stanley Capital I, Inc., Sequential Payer,
                    Series 1998-XL2, Class A2, 6.170% due
                    10/03/08.......................................     NR/AAA          2,175,219
     5,000,000    Morgan Stanley Capital I, Inc., Subordinated
                    Bond, CSTR, Series 1997-RR, Class D, (144A),
                    7.748% due 04/30/39 (v)........................     NR/NR           3,429,687
     1,000,000    Morgan Stanley Capital I, Inc., Subordinated
                    Bond, Series 1995-GAL1,
                    Class E, (144A), 8.250% due 08/15/05...........     NR/NR             856,250
     2,000,000    Morgan Stanley Capital I, Inc., Subordinated
                    Bond, Series 1997-HF1, Class F, (144A), 6.860%
                    due 02/15/10...................................     NR/NR           1,551,563
    24,749,000    Mortgage Capital Funding, Inc., Sequential Payer,
                    Series 1997-MC1,
                    Class A3, 7.288% due 03/20/07..................     Aaa/NR         24,718,064
     4,000,000    Nationslink Funding Corp., Sequential Payer,
                    Series 1998-2, Class A2, 6.476% due 07/20/08...    Aaa/AAA          3,797,500
    19,770,000    Nomura Asset Securities Corp., Sequential Payer,
                    Series 1998-D6, Class A1B, 6.590% due
                    03/17/28.......................................    Aaa/AAA         18,769,144
    10,000,000    Sears Credit Account Master Trust, Series 1995-5,
                    Class A ,
                    6.050% due 01/15/08............................    Aaa/AAA          9,806,200
     1,250,000    Vendee Mortgage Trust, Sequential Payer, Series
                    1997-1, Class 2C, 7.500% due 09/15/17..........     NR/NR           1,262,100
                                                                                   --------------
                                                                                      246,043,639
                                                                                   --------------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                        ASSET BACKED SECURITIES (COST
                        $254,773,637)..............................                   248,995,339
                                                                                   --------------

CONVERTIBLE BONDS (0.1%)
RETAIL (0.1%)
     1,100,000    Corporate Express, Inc., 4.500% due 07/01/00
                    (cost $934,625)................................     B3/B-           1,090,375
                                                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
---------------   -------------------------------------------------  ------------  ---------------
CORPORATE OBLIGATIONS (16.4%)
AUTOMOTIVE (0.7%)
$   10,000,000    Daimlerchrysler, N.A. Holding, 6.900% due
                    09/01/04.......................................     A1/A+      $   10,028,100
     1,055,000    Daimlerchrysler, N.A. Holding, 7.200% due
                    09/01/09.......................................     A1/A+           1,054,662
                                                                                   --------------
                                                                                       11,082,762
                                                                                   --------------

BANKING (1.5%)
     3,000,000    Bank One Corp., 6.875% due 08/01/06..............     Aa3/A+          2,948,504
     1,000,000    Chase Manhattan Corp., 7.500% due 02/01/03.......      A1/A           1,022,030
    10,500,000    Comerica Bank, 5.410% due 06/12/00 (v)...........      A1/A          10,493,274
    10,800,000    Swiss Bank Corp.-New York, 7.000% due 10/15/15...     Aa2/AA         10,094,328
                                                                                   --------------
                                                                                       24,558,136
                                                                                   --------------

BROADCASTING & PUBLISHING (0.2%)
     1,700,000    AMFM, Inc., 9.250% due 07/01/07..................      B1/B           1,763,750
     1,200,000    Fox Family Worldwide, Inc., 9.250% due
                    11/01/07.......................................      B1/B           1,107,000
                                                                                   --------------
                                                                                        2,870,750
                                                                                   --------------

CHEMICALS (0.1%)
     1,000,000    Cytec Industries, Inc., MOPPRS, 6.846% due
                    05/11/05.......................................    Baa2/BBB           940,980
                                                                                   --------------

COMMERCIAL SERVICES (0.3%)
     5,000,000    Cendant Corp., 7.750% due 12/01/03...............    Baa1/BBB         4,965,900
                                                                                   --------------

ELECTRIC (1.3%)
       494,000    Calpine Corp., 7.875% due 04/01/08...............    Ba1/BB+            465,595
     1,450,000    East Coast Power LLC, (144A), 7.066% due
                    03/31/12.......................................   Baa3/BBB-         1,303,113
     4,800,000    East Coast Power LLC, (144A), 7.536% due
                    06/30/17.......................................   Baa3/BBB-         4,282,853
    10,000,000    Pacific Corp., Series G, 6.710% due 01/15/26.....    Aaa/AAA          9,203,000
     5,000,000    PECO Energy Co., 8.000% due 04/01/02.............     Baa1/A          5,123,850
                                                                                   --------------
                                                                                       20,378,411
                                                                                   --------------

ELECTRONICS (0.4%)
     7,000,000    Sensormatic Electronics Corp., (144A), 7.740% due
                    03/29/06 (f)...................................     NR/BB+          6,291,460
                                                                                   --------------

ENERGY SOURCE (0.0%)
       506,000    Cogentrix Energy, Inc., 8.750% due 10/15/08......    Ba1/BB+            483,230
                                                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
---------------   -------------------------------------------------  ------------  ---------------
ENTERTAINMENT, LEISURE & MEDIA (0.2%)
$    1,500,000    Fox/Liberty Networks LLC, 8.875% due 08/15/07....    Ba1/BBB-    $    1,522,500
     1,100,000    Lamar Media Corp., 8.625% due 09/15/07...........      B1/B           1,056,000
                                                                                   --------------
                                                                                        2,578,500
                                                                                   --------------
FINANCIAL SERVICES (5.8%)
    13,000,000    Associates Corp. N.A., 5.875% due 07/15/02.......    Aa3/AA-         12,765,480
     3,400,000    Commercial Credit Co., 8.700% due 06/15/10.......    Aa3/AA-          3,735,886
     5,000,000    Enterprise Rent-a-Car USA Finance Co., (144A),
                    6.375% due 05/15/03............................   Baa2/BBB+         4,855,600
     4,000,000    FCB/NC Capital Trust I, 8.050% due 03/01/28......    Baa3/BB+         3,685,805
       390,000    Fleet Boston Corp., 7.125% due 04/15/06..........     A3/A-             388,916
    10,000,000    Ford Motor Credit Co., 5.800% due 01/12/09.......      A1/A           9,026,700
    13,535,000    Ford Motor Credit Co., 7.375% due 10/28/09.......      A1/A          13,644,092
       410,000    General Motors Acceptance Corp., 7.125% due
                    05/01/03.......................................      A2/A             413,575
    10,000,000    Household Finance Corp., 6.000% due 05/01/04.....      A2/A           9,583,900
     5,330,000    Household Finance Corp., 6.500% due 11/15/08.....      A2/A           5,027,842
     1,000,000    Keycorp Institutional Capital, Series B, 8.250%
                    due 12/15/26...................................     A1/BBB            998,130
     2,500,000    Keystone Financial Mid-Atlantic Funding, MTN,
                    6.500% due 05/31/08............................   Baa2/BBB+         2,231,800
     2,000,000    Nationwide Financial Services, Inc., 8.000% due
                    03/01/27.......................................     A1/A+           1,990,960
    10,000,000    NGC Corp. Capital Trust, Series B, 8.316% due
                    06/01/27.......................................   Baa3/BBB-         9,504,000
     5,000,000    Phillips 66 Capital Trust II, 8.000% due
                    01/15/37.......................................    Baa1/BBB         4,629,750
     4,100,000    Provident Financing Trust I, 7.405% due
                    03/15/38.......................................    A2/BBB+          3,466,140
     3,000,000    Safeco Capital Trust I, 8.072% due 07/15/37......     A3/A-           2,624,760
     2,000,000    Sun World International, Inc., Series B, 11.250%
                    due 04/15/04...................................      B2/B           2,000,000
     1,500,000    US Bancorp Capital I, Series B, 8.270% due
                    12/15/26.......................................    A1/BBB+          1,476,330
                                                                                   --------------
                                                                                       92,049,666
                                                                                   --------------
FOREST PRODUCTS & PAPER (1.3%)
     5,000,000    Champion International Corp., 7.100% due
                    09/01/05.......................................    Baa1/BBB         4,939,850
     9,150,000    Georgia-Pacific Corp., 8.625% due 04/30/25.......   Baa2/BBB-         9,141,216
     5,600,000    Georgia-Pacific Corp., 9.950% due 06/15/02.......   Baa2/BBB-         5,979,456
                                                                                   --------------
                                                                                       20,060,522
                                                                                   --------------
HEALTH SERVICES (0.0%)
     2,000,000    Mariner Post-Acute Network, Inc., Series B,
                     9.500% due 04/01/06 TRIANGLE .................      C/D               40,000
                                                                                   --------------
MACHINERY (0.9%)
    15,000,000    Caterpillar, Inc., 7.250% due 09/15/09...........     A2/A+          15,002,468
                                                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
---------------   -------------------------------------------------  ------------  ---------------
METALS & MINING (0.1%)
$    1,400,000    P&L Coal Holdings Corp., Series B, 9.625% due
                    05/15/08.......................................      B2/B      $    1,337,000
     1,000,000    Ryerson Tull, Inc., 8.500% due 07/15/01..........    Baa3/BBB           990,000
                                                                                   --------------
                                                                                        2,327,000
                                                                                   --------------
NATURAL GAS (0.3%)
     5,000,000    National Fuel Gas Co., Series D, MTN, 6.214% due
                    08/12/27.......................................     A2/A-           4,924,650
                                                                                   --------------
OIL-PRODUCTION (0.1%)
     1,200,000    Plains Resources, Inc., Series D, 10.250% due
                    03/15/06.......................................      B2/B           1,209,000
                                                                                   --------------
OIL-SERVICES (0.3%)
     1,000,000    Lasmo (USA), Inc., 7.500% due 06/30/06...........    Baa2/BBB           979,660
       750,000    Lasmo (USA), Inc., 8.375% due 06/01/23...........    Baa2/BBB           715,170
     1,250,000    Newpark Resources, Inc., Series B, 8.625% due
                    12/15/07.......................................     B2/B+           1,162,500
     2,786,319    Oil Purchase Co., (144A), 7.100% due 04/30/02....    Ba2/BBB-         2,605,209
                                                                                   --------------
                                                                                        5,462,539
                                                                                   --------------
RETAIL (0.2%)
     2,500,000    Federated Department Stores, Inc., 8.500% due
                    06/15/03.......................................   Baa1/BBB+         2,600,250
                                                                                   --------------
TELECOMMUNICATIONS (0.1%)
     1,500,000    McLeodUSA, Inc., 9.250% due 07/15/07.............     B1/B+           1,485,000
     1,000,000    NEXTLINK Communications, Inc., 9.625% due
                    10/01/07.......................................      B3/B             962,500
                                                                                   --------------
                                                                                        2,447,500
                                                                                   --------------
TELEPHONE (1.1%)
     7,500,000    MCI Worldcom, Inc., 6.950% due 08/15/06..........     A3/A-           7,401,375
    10,000,000    Sprint Capital Corp., 5.875% due 05/01/04........   Baa1/BBB+         9,557,700
                                                                                   --------------
                                                                                       16,959,075
                                                                                   --------------
TRANSPORT & SERVICES (0.0%)
       865,191    Burlington Northern Santa Fe Corp., Series
                    1996-A, 7.330% due 06/23/10....................     Aa3/A+            872,666
                                                                                   --------------
TRANSPORTATION (0.4%)
     2,000,000    Atlantic Express Transportation Corp., 10.750%
                    due 02/01/04...................................      B2/B           1,915,000
     4,557,129    Federal Express Corp., Series 1999-1, Class C,
                    8.250% due 01/15/19............................   Baa1/BBB+         4,564,602
                                                                                   --------------
                                                                                        6,479,602
                                                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
---------------   -------------------------------------------------  ------------  ---------------
UTILITIES (1.1%)
$    6,800,000    Atmos Energy Corp., 6.750% due 07/15/28..........     A3/A-      $    5,840,180
    12,400,000    Southern Co. Capital Trust I, 8.190% due
                    02/01/37.......................................    A3/BBB+         11,807,280
                                                                                   --------------
                                                                                       17,647,460
                                                                                   --------------
                      TOTAL CORPORATE OBLIGATIONS (COST
                        $275,227,050)..............................                   262,232,527
                                                                                   --------------

FOREIGN CORPORATE OBLIGATIONS (3.7%)
CANADA (2.5%)
FINANCIAL SERVICES
     5,000,000    McKesson Finance of Canada, (144A), 6.550% due
                    11/01/02.......................................   Baa1/BBB+         4,817,700

OIL PRODUCTION
     6,400,000    Canadian Occidental Petroleum Ltd., 7.125% due
                    02/04/04.......................................    Baa2/BBB         6,315,968
     1,498,200    Express Pipeline LP, Series B, (144A), 7.390% due
                    12/31/17.......................................   Baa3/BBB-         1,305,307

RAILROADS
     5,350,000    Canadian National Railway, 7.000% due 03/15/04...    Baa2/BBB         5,347,058

TELECOMMUNICATION SERVICES
       300,000    Microcell Telecommunications, Inc., Series B,
                    11.999% (y)
                    due 06/01/06 (v)...............................     B3/NR             246,750

TELECOMMUNICATIONS
     7,500,000    AT & T Canada, Inc., (144A), 7.650% due
                    09/15/06.......................................    Baa3/BBB         7,563,000
       900,000    Rogers Cablesystems Ltd., 10.000% due 12/01/07...    Ba3/BB+            956,250

TELEPHONE
       600,000    Call-Net Enterprises, Inc., 11.870% (y) due
                    08/15/07 (v)...................................     B2/B+             393,000
     1,250,000    Rogers Cantel, Inc., 8.300% due 10/01/07.........    Ba3/BB+          1,253,125

TRANSPORT & SERVICES
       850,000    Laidlaw, Inc., 6.650% due 10/01/04...............    Baa3/BBB           773,058
     7,000,000    Laidlaw, Inc., 6.720% due 10/01/27...............    Baa3/BBB         6,049,960

WATER
     4,500,000    Hydro Quebec, Series GF, 8.875% due 03/01/26.....     A2/A+           5,179,815
                                                                                   --------------
                                                                                       40,200,991
                                                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
---------------   -------------------------------------------------  ------------  ---------------
FRANCE (0.1%)
ELECTRICAL EQUIPMENT
$    1,785,000    Legrand S.A., 8.500% due 02/15/25................      A2/A      $    1,847,993
                                                                                   --------------

NETHERLANDS (0.2%)
FINANCIAL SERVICES
       900,000    ICI Investments BV, Series E, MTN, 6.750% due
                    08/07/02.......................................    Baa1/A-            887,400
     2,250,000    Montell Finance Co. BV, (144A), 8.100% due
                    03/15/27.......................................   Baa2/BBB-         2,283,053
                                                                                   --------------
                                                                                        3,170,453
                                                                                   --------------

SWEDEN (0.1%)
TRANSPORT & SERVICES
     1,500,000    Stena AB, 8.750% due 06/15/07....................     Ba2/BB          1,331,250
                                                                                   --------------

UNITED KINGDOM (0.8%)
ELECTRIC
     5,000,000    National Power Co. PLC, 6.250% due 12/01/03......     A2/A-           4,829,500
    10,000,000    United Utilities PLC, 6.875% due 08/15/28........      A2/A           8,669,500
                                                                                   --------------
                                                                                       13,499,000
                                                                                   --------------
                      TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                        $63,439,793)...............................                    60,049,687
                                                                                   --------------

FOREIGN GOVERNMENT OBLIGATIONS (0.9%)
CANADA (0.9%)
    10,035,000    Province of Ontario, 7.625% due 06/22/04.........    Aa3/AA-         10,426,867
     4,700,000    Province of Quebec, Series NY, 6.500% due
                    01/17/06.......................................     A2/A+           4,602,898
                                                                                   --------------
                      TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST
                        $15,122,461)...............................                    15,029,765
                                                                                   --------------

PRIVATE PLACEMENT (2.9%)
FINANCIAL SERVICES (1.8%)
     5,841,256    500 Grant Street Associates, (144A), 6.460% due
                    12/01/08.......................................     A2/NR           5,566,717
    23,500,000    Newcourt Credit Group, (144A), 6.875% due
                    02/16/05.......................................     A1/BBB         23,216,355
                                                                                   --------------
                                                                                       28,783,072
                                                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
---------------   -------------------------------------------------  ------------  ---------------
REAL ESTATE (1.1%)
$    4,464,193    180 East End Avenue Note, secured by first
                    mortgage and agreement on
                    co-op apartment building in New York City,
                    6.875% due 01/01/29 (f)........................     NR/NR      $    4,147,012
    10,958,687    200 East 57th Street, secured by first mortgage
                    and agreement on co-op apartment building in
                    New York City, 6.500% due 01/01/14 (f).........     NR/NR           9,977,775
     3,274,837    81 Irving Place Note, secured by first mortgage
                    and agreement on co-op apartment building in
                    New York City, 6.950% due 01/01/29 (f).........     NR/NR           3,049,757
                                                                                   --------------
                                                                                       17,174,544
                                                                                   --------------
                      TOTAL PRIVATE PLACEMENT (COST $47,959,307)...                    45,957,616
                                                                                   --------------

SOVEREIGN BONDS (3.1%)
ARGENTINA (0.3%)
     4,950,000    Republic of Argentina, Series FRB, 6.813% due
                    03/31/05 (v)...................................     B1/BB           4,381,740
                                                                                   --------------

BRAZIL (1.1%)
    11,792,401    Republic of Brazil C Bonds, Series 20 Year ,
                    8.000% due 04/15/14............................     B2/B+           7,878,798
     1,435,000    Republic of Brazil NMB L, Series RG, 7.000% due
                    04/15/09 (v)...................................     B2/NR           1,053,828
     2,905,000    Republic of Brazil NMB, Series 15 Year, 7.000%
                    due 04/15/09 (v)...............................     B2/B+           2,133,359
     8,709,100    Republic of Brazil, Series EI-L, 6.938% due
                    04/15/06 (v)...................................     B2/B+           7,103,403
                                                                                   --------------
                                                                                       18,169,388
                                                                                   --------------

BULGARIA (0.1%)
     1,935,000    Republic of Bulgaria IAB, PDI, 6.500% due
                    07/28/11 (v)...................................     B2/NR           1,475,438
                                                                                   --------------

COLOMBIA (0.1%)
     1,615,000    Republic of Colombia Global Bonds, 9.750% due
                    04/23/09.......................................    Ba2/BB+          1,459,556
                                                                                   --------------

MEXICO (0.8%)
     8,480,000    United Mexican States Global Bonds, 11.375% due
                    09/15/16.......................................     Ba1/BB          9,043,920
     1,275,000    United Mexican States Global Bonds, 11.500% due
                    05/15/26.......................................     Ba1/BB          1,423,920
     3,000,000    United Mexican States Global Bonds, Series XW,
                    10.375% due 02/17/09...........................     NR/NR           3,047,400
                                                                                   --------------
                                                                                       13,515,240
                                                                                   --------------

PANAMA (0.1%)
     2,520,000    Republic of Panama, 8.875% due 09/30/27..........    Ba1/BB+          2,034,900
                                                                                   --------------

PERU (0.1%)
     3,145,000    Republic of Peru PDI, Series 20 Year, 4.500% due
                    03/07/17 (v)...................................     Ba3/BB          1,961,694
                                                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
---------------   -------------------------------------------------  ------------  ---------------
PHILIPPINES (0.2%)
$    3,205,000    Republic of Philippines Global Bonds, 9.875% due
                    01/15/19.......................................    Ba1/BB+     $    3,092,825
                                                                                   --------------

QATAR (0.3%)
     4,500,000    State of Qatar, (144A), 9.500% due 05/21/09......    Baa2/BBB         4,640,625
                                                                                   --------------
                      TOTAL SOVEREIGN BONDS (COST $49,688,807).....                    50,731,406
                                                                                   --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (41.9%)
FEDERAL HOME LOAN MORTGAGE CORP. (2.7%)
    20,780,000    5.125% due 10/15/08 (s)..........................                    18,536,383
     1,184,424    6.000% due 03/01/11-04/01/11.....................                     1,146,158
       538,599    7.000% due 09/01/09-10/01/10.....................                       540,095
     3,727,855    9.250% due 06/01/16..............................                     3,878,199
         2,708    9.500% due 08/01/04..............................                         2,816
        11,263    10.000% due 04/01/09.............................                        11,855
           604    12.500% due 08/01/14.............................                           684
     9,762,562    Gold, 8.506% due 12/01/04........................                    10,217,131
     7,830,000    REMIC: Sequential Payer, AD, Series 1980, Class
                    VB, 7.000% due 03/15/11........................                     7,754,127
     1,200,969    REMIC: Sequential Payer, Series 1980, Class C,
                    6.850% due 10/15/21............................                     1,202,842
                                                                                   --------------
                                                                                       43,290,290
                                                                                   --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (34.9%)
    13,240,541    6.000% due 05/15/08-02/01/29 (s).................                    12,562,542
     8,883,643    6.500% due 08/01/12-09/01/29.....................                     8,512,551
     2,792,127    6.880% due 11/01/05..............................                     2,787,765
       775,208    7.000% due 07/01/28..............................                       761,154
       326,913    8.000% due 06/01/11-05/01/27.....................                       333,764
     4,198,257    8.700% due 01/01/05..............................                     4,437,684
       381,054    9.000% due 10/01/24-12/01/24.....................                       398,450
    46,610,000    TBA, November, 6.000% due 12/01/29...............                    43,456,367
    87,570,000    TBA, November, 6.500% due 10/01/29...............                    83,916,580
   124,430,000    TBA, November, 7.000% due 09/01/29...............                   122,175,328
   206,095,000    TBA, November, 7.500% due 10/01/29...............                   206,546,348
    69,942,000    TBA, November, 8.000% due 10/01/29...............                    71,264,603
                                                                                   --------------
                                                                                      557,153,136
                                                                                   --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (4.3%)
    54,442,215    6.500% due 06/15/28-11/15/29.....................                    52,082,444
     4,433,334    7.000% due 12/15/08-04/15/29.....................                     4,354,159
    10,978,881    7.500% due 01/15/27-08/15/27.....................                    11,006,328
     1,311,516    8.000% due 06/15/17-04/15/27.....................                     1,344,718

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
---------------   -------------------------------------------------  ------------  ---------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$      264,559    8.500% due 05/15/27..............................                $      275,142
        78,074    9.000% due 12/15/26..............................                        82,417
                                                                                   --------------
                                                                                       69,145,208
                                                                                   --------------
                      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                        (COST $668,561,332)........................                   669,588,634
                                                                                   --------------

U.S. TREASURY OBLIGATIONS (7.1%)
U.S. TREASURY BONDS (6.2%)
    11,075,000    6.125% due 08/15/29..............................                    11,026,492
     3,053,000    6.750% due 08/15/26..............................                     3,182,753
    66,965,000    8.875% due 02/15/19 (s)..........................                    84,187,728
                                                                                   --------------
                                                                                       98,396,973
                                                                                   --------------

U.S. TREASURY NOTES (0.5%)
     3,000,000    5.625% due 11/30/00 (s)..........................                     2,999,520
     4,735,000    6.875% due 05/15/06 (s)..........................                     4,914,030
                                                                                   --------------
                                                                                        7,913,550
                                                                                   --------------

U.S. TREASURY STRIPS (0.4%)
    13,490,000    PO, 6.617% (y) due 11/15/15......................                     4,746,591
     3,230,000    PO, 6.617% (y) due 05/15/18......................                       965,738
                                                                                   --------------
                                                                                        5,712,329
                                                                                   --------------
                      TOTAL U.S. TREASURY OBLIGATIONS (COST
                        $112,244,171)..............................                   112,022,852
                                                                                   --------------

    SHARES
---------------
CONVERTIBLE PREFERRED STOCKS (0.9%)
FINANCIAL SERVICES (0.2%)
       150,000    TCI Communications Financing II, 10.000%.........      A3/A            3,946,875
                                                                                   ---------------

INDUSTRIAL PRODUCTS & SERVICES (0.7%)
        12,575    Home Ownership Funding, (144A) (v)...............     Aaa/NR          10,408,479
                                                                                   ---------------
                      TOTAL CONVERTIBLE PREFERRED STOCKS (COST
                        $16,675,578)...............................                     14,355,354
                                                                                   ---------------

PREFERRED STOCKS (0.1%)
OIL-SERVICES (0.1%)
        36,000    Lasmo PLC, Series A, 10.000% (cost $801,000).....    Baa3/BB+            873,000
                                                                                   ---------------

SHORT-TERM INVESTMENTS (39.2%)
COMMERCIAL PAPER-FOREIGN (1.2%)
    20,000,000    Caisse D'Amortissement, 4.659% (y) due 12/03/99
                    (s)............................................                     19,914,133
                                                                                   ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                      SECURITY DESCRIPTION                      VALUE
---------------   -------------------------------------------------  ---------------
REPURCHASE AGREEMENTS (38.0%)
$  202,197,000    Goldman Sachs Repurchase Agreement, 5.180% dated
                    10/29/99
                    due 11/01/99, proceeds $202,284,282
                    (collateralized by $109,780,000 U.S. Treasury
                    Notes, 5.125% through 6.625% due 08/31/00
                    through 05/15/07, valued at $112,816,693;
                    $71,534,000 U.S. Treasury Bond, 9.125% due
                    05/15/18, valued at $93,444,738) (s)...........  $  202,197,000
   202,197,000    State Street Bank and Trust Repurchase Agreement,
                    5.180% dated 10/29/99 due 11/01/99, proceeds
                    $202,284,282 (collateralized by $202,705,000
                    U.S. Treasury Note, 5.750% due 06/30/01, valued
                    at 206,252,338) (s)............................     202,197,000
   202,197,000    Westdeutsche Landesbank Repurchase Agreement,
                    5.210% dated 10/29/99 due 11/01/99, proceeds
                    $202,284,787 (collateralized by $100,015,616
                    FNMA, 5.766% due 05/01/36, valued at
                    $78,737,490; $123,401,000 U.S. Treasury Notes,
                    5.500% through 6.500% due 02/15/00 through
                    05/31/02, valued at $127,503,810) (s)..........     202,197,000
                                                                     --------------
                                                                        606,591,000
                                                                     --------------
                      TOTAL SHORT-TERM INVESTMENTS (COST
                        $626,505,133)..............................     626,505,133
                                                                     --------------
                  TOTAL INVESTMENTS (COST $2,135,933,186)
                    (132.1%).......................................   2,111,422,928
                  LIABILITIES IN EXCESS OF OTHER ASSETS (-32.1%)...    (513,301,249)
                                                                     --------------
                  NET ASSETS (100.0%)..............................  $1,598,121,679
                                                                     ==============

------------------------------
Note: Based on the cost of the investments of $2,137,544,894 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation and depreciation was $5,357,001 and $31,478,967, respectively, resulting in net unrealized depreciation of $26,121,966.
(f) Fair valued security. Approximately 1% of the market value of the securities have been valued at fair value. (See Note 1a).
(s) Security is fully or partially segregated with custodian as collateral for TBA and when issued securities or futures contracts or with broker as initial margin for futures contracts. $747,155,320 of the market value has been segregated.
(v) Rate shown reflects current rate on variable or floating rate instrument or investment with step coupon rate.
(y) Yield to maturity.
TRIANGLE Defaulted security.
Abbreviations used in the schedule of investments are as follows:
144A - Securities restricted for resale to Qualified Institutional Buyers.
AD - Accretion Directed
C - Capitalization.
CSTR - Collateral Strip Rate.
FNMA - Federal National Mortgage Association.
IAB - Interest in Arrears Bond.
MOPPRS - Mandatory Par Put Remarketed Security.
MTN - Medium Term Note.
NMB - New Money Bonds.
NR - Not Rated.
PDI - Past Due Interest.
PO - Principal Only.
REMIC - Real Estate Mortgage Investment Conduit.

TBA - Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity will be determined upon settlement date.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $1,529,342,186 )        $1,504,831,928
Repurchase Agreements (Cost $606,591,000)             606,591,000
Cash                                                        5,957
Receivable for Investments Sold                        61,580,272
Interest Receivable                                    12,807,146
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    1,664,897
Prepaid Trustees' Fees                                      7,774
Prepaid Administration Fee                                    552
Prepaid Expenses and Other Assets                           7,017
                                                   --------------
    Total Assets                                    2,187,496,543
                                                   --------------
LIABILITIES
Payable for Investments Purchased                     587,419,311
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                      783,205
Variation Margin Payable                                  621,587
Advisory Fee Payable                                      398,629
Administrative Services Fee Payable                        33,413
Fund Services Fee Payable                                     880
Accrued Expenses                                          117,839
                                                   --------------
    Total Liabilities                                 589,374,864
                                                   --------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $1,598,121,679
                                                   ==============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                  $94,258,053
Dividend Income (Net of Foreign Withholding Tax
  of $11,448 )                                                     2,131,247
                                                                 -----------
    Investment Income                                             96,389,300
EXPENSES
Advisory Fee                                       $  4,514,768
Administrative Services Fee                             390,355
Custodian Fees and Expenses                             374,012
Professional Fees and Expenses                           47,555
Fund Services Fee                                        30,562
Administration Fee                                       19,016
Trustees' Fees and Expenses                              14,761
Miscellaneous                                            13,116
                                                   ------------
    Total Expenses                                                 5,404,145
                                                                 -----------
NET INVESTMENT INCOME                                             90,985,155
NET REALIZED GAIN (LOSS) ON
  Investments Transactions                          (43,285,695)
  Futures Contracts                                   2,420,893
  Foreign Currency Contracts and Transactions           850,200
                                                   ------------
    Net Realized Loss                                            (40,014,602)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  Investments                                       (47,169,243)
  Futures Contracts                                    (982,598)
  Foreign Currency Contracts and Translations           (66,067)
                                                   ------------
    Net Change in Unrealized Depreciation                        (48,217,908)
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $ 2,752,645
                                                                 ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    90,985,155   $    76,630,594
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions      (40,014,602)       14,578,678
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations          (48,217,908)        5,171,549
                                                   ---------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                         2,752,645        96,380,821
                                                   ---------------   ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          936,203,363       542,769,830
Withdrawals                                           (688,024,126)     (373,515,793)
                                                   ---------------   ---------------
    Net Increase from Investors' Transactions          248,179,237       169,254,037
                                                   ---------------   ---------------
    Total Increase in Net Assets                       250,931,882       265,634,858
NET ASSETS
Beginning of Fiscal Year                             1,347,189,797     1,081,554,939
                                                   ---------------   ---------------
End of Fiscal Year                                 $ 1,598,121,679   $ 1,347,189,797
                                                   ===============   ===============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   --------------------------------------
                                                    1999    1998    1997    1996    1995
                                                   ------  ------  ------  ------  ------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                      0.36%   0.36%   0.37%   0.37%   0.39%
  Net Investment Income                             6.05%   6.42%   6.70%   6.38%   6.68%
Portfolio Turnover                                   465%    115%     93%    186%    293%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Fixed Income Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 29, 1993. The portfolio's investment objective is to provide a high total return consistent with moderate risk of capital. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio. The portfolio commenced operations on July 12, 1993.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt, asset-backed and mortgage securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when the net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the protfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   e) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   f) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   g) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the Agreement, the portfolio pays JPMIM at an annual rate of 0.30% of the portfolio's average daily net assets. For the fiscal year ended
      October 31, 1999, this fee amounted to $4,514,768.

   b) The portfolio, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $19,016.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1999, the fee for these services amounted to $390,355.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $30,562 for the fiscal year ended October 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $5,800.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1999, were as follows:

                                                      COST OF         PROCEEDS
                                                     PURCHASES       FROM SALES
                                                   --------------  --------------
U.S. Government and Agency Obligations...........  $5,620,086,179  $5,473,121,558
Corporate and Collateralized Obligations.........     999,560,042     861,040,812
                                                   --------------  --------------
                                                   $6,619,646,221  $6,334,162,370
                                                   ==============  ==============

      At October 31, 1999, the portfolio had open forward foreign currency contracts as follows:

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
PURCHASE CONTRACTS                                    VALUE      10/31/99    (DEPRECIATION)
------------------                                 -----------  -----------  --------------
Euro 67,158,000, expiring 11/02/99...............  $71,388,954  $70,605,749  $    (783,205)

                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
---------------                                    -----------
Euro 67,158,000, expiring 11/02/99...............  $72,270,646  $70,605,749  $   1,664,897
                                                                             -------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                            $     881,692
                                                                             =============

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   Open futures contracts at October 31, 1999 are summarized as follows:

                                                                    NET UNREALIZED
                                                                    APPRECIATION/   MARKET VALUE
                                                   CONTRACTS LONG   (DEPRECIATION)  OF CONTRACTS
                                                   ---------------  --------------  ------------
U.S. Five-Year Treasury Note, expiring December
 1999............................................             739   $    (353,837)  $79,777,363
                                                   ==============   =============   ===========
                                                   CONTRACTS SHORT
                                                   ---------------
U.S. Ten-Year Treasury Note, expiring December
 1999............................................              97   $      91,113   $10,642,719
U.S. Ten-Year Treasury Note, expiring
 March 2000......................................              37         (17,995)    3,623,688
U.S. Treasury Long Bond, expiring December
 1999............................................             673        (375,632)   76,448,594
                                                   --------------   -------------   -----------
Totals...........................................             807   $    (302,514)  $90,715,001
                                                   ==============   =============   ===========

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Fixed Income Portfolio (the "portfolio") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

J.P. MORGAN INSTITUTIONAL FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND:
        INSTITUTIONAL SHARES

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:
        INSTITUTIONAL SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES

     MARKET NEUTRAL FUND: INSTITUTIONAL SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 766-7722.

IMO794-I

J.P. MORGAN INSTITUTIONAL
BOND FUND



ANNUAL REPORT
OCTOBER 31, 1999